Cumulative Supplement to the Prospectus
                           Dated November 1, 2004 for
                           The Hirtle Callaghan Trust

MANAGEMENT OF THE TRUST. (SUPPLEMENTARY INFORMATION AS OF AUGUST 11, 2005) Pursuant to the terms of its current agreement with the Trust ("Current Agreement"), Hirtle Callaghan & Co. ("Hirtle Callaghan") assists the Trust's Board in evaluating and monitoring Specialist Managers retained by the Trust. Under the Current Agreement, Hirtle Callaghan does not have direct authority to invest and reinvest the Trust's assets but is an integral part of the Specialist Manager selection process and instrumental in the supervision of Specialist Managers. The Trust's Board has determined that it would be in the interests of the Trust and its shareholders to enter into a new investment advisory agreement with Hirtle Callaghan ("Proposed Agreement") that would give Hirtle Callaghan investment discretion with respect to the Trust's assets. Implementation of the Proposed Agreement (i) would not increase or decrease the investment advisory fees or expenses paid by the Trust or the respective Portfolios; (ii) would not change the role of the Specialist Managers in the day-to-day investment operations of the Trust; and (iii) will not be implemented unless and until the approval of the shareholders of each of the Trust's several Portfolos is obtained. As of the date of this Cumulative Supplement, no date for the required meeting of shareholders has been determined.

THE HIGH YIELD BOND PORTFOLIO. (SUPPLEMENTARY INFORMATION AS OF AUGUST 11, 2005) Effective August 22, 2005, the High Yield Bond Portfolio has been renamed the "Fixed Income Opportunity Portfolio." The name change will permit the Portfolio to invest more than 20% of its assets in securities other than junk bonds. Designed to provide future flexibility and greater diversification within the Portfolio, this change will not result in a change in the existing investment strategy in the near term; additionally, at least 80% of the Portfolio's assets will be invested in junk bonds through at least October 21, 2005.

THE SMALL CAPITALIZATION EQUITY PORTFOLIO. (FROM SUPPLEMENT DATED JANUARY 12,
2005) The following replaces the corresponding section on page 10 of the prospectus: "Mid Cap Risk - The Portfolio is authorized to invest up to 20% of its assets in securities whose capitalizations may exceed the Portfolio's definition of "small cap issuers." These companies may have greater financial resources, markets and depth of management than companies in the small cap universe and may be less likely to experience the rapid growth that small cap investors seek."

THE GROWTH EQUITY PORTFOLIO. (FROM SUPPLEMENT DATED JANUARY 31, 2005) The following relates to the investment management professionals serving The Growth Equity Portfolio and updates the information about Jennison Associates LLC ("Jennison") that appears in the Trust's Prospectus on pages 45-46. Kathleen A. McCarragher, an Executive Vice President and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of The Growth Equity Portfolio allocated to Jennison. Prior to joining Jennison in 1998, Ms. McCarragher was employed at Weiss, Peck & Greer L.L.C. as director of large cap growth equities for six years. Ms. McCarragher holds a B.B.A. from the University of Wisconsin and an M.B.A. from Harvard University.

THE FIXED INCOME PORTFOLIO. (SUPPLEMENTARY INFORMATION AS OF AUGUST 11, 2005) Deutsche Asset Management, Inc. ("DeAM"), which serves as Specialist Manager for The Fixed Income Portfolio, has announced its intention to sell its asset management business to Aberdeen Asset Management. This change is subject to regulatory and shareholder approvals. (From Supplement Dated February 23, 2005) Effective January 1, 2005, DeAM voluntarily agreed to reduce it advisory fee to 0.195% of the Portfolio's average daily net assets, through December 31, 2005.

THE INTERMEDIATE MUNICIPAL BOND PORTFOLIO. (FROM SUPPLEMENT DATED MARCH 24,
2005) Effective January 1, 2005, Schroder Investment Management North America Inc. ("Schroders") will receive an advisory fee of 0.200% of the Portfolio's average daily net assets, a reduction of .05% of the fee previously paid to Schroders. The following illustrate the fees and expenses associated with an investment in The Intermediate Municipal Bond Portfolio, taking into account this fee reduction:


SHAREHOLDER FEES ((Sales charges and
redemption fees paid directly from
your investment, expressed as a
percentage of offering price) .............. None

ANNUAL OPERATING EXPENSES (deducted
from the Portfolio's assets, as a
percentage of average net assets)

Management Fees.............................0.25%
Other Expenses..............................0.12%
Total Portfolio Operating Expenses..........0.37%

EXAMPLE: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes the reinvestment of all dividends and distributions in shares of the Portfolio, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                     1   Year  ....  $38       3 Years        $119
                     5   Years.....  $208     10 Years        $468

                      The Date of this Cumulative Supplement is August 11, 2005.